SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 11, 2025

COLUMBUS McKINNON CORPORATION
(Exact name of registrant as specified in its charter)

New York
(State or other jurisdiction of incorporation)

001-34362	16-0547600
(Commission File Number)	(IRS Employer Identification No.)

13320 Ballantyne Corporate Place, Suite D	Charlotte	NC	28277
(Address of principal executive offices)			(Zip Code)

Registrant's telephone number including area code: (716) 689-5400

_________________________________________________

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	CMCO	Nasdaq Global Select Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging Growth Company

If an Emerging Growth Company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On August 11, 2025, as part of Columbus McKinnon Corporation’s (the “Company”) existing accounts receivable securitization facility, the Company, Columbus McKinnon FinCo, LLC, as borrower (the “SPV Borrower”), and Wells Fargo Bank, National Association, as lender and administrative agent, entered into the Third Amendment (the “Third Amendment”) to the Credit and Security Agreement, dated as of June 20, 2023, as amended (the “AR Facility Credit Agreement”).

Among other items, the Third Amendment (i) extends the maturity date for the AR Facility Credit Agreement from June 19, 2026 to August 11, 2028; (ii) increases the maximum amount of revolving loans (the “Revolving Loans”) available to be borrowed, from time to time, by the SPV Borrower under the terms of the AR Facility Credit Agreement from $55.0 million to $60.0 million; (iii) eliminates the additional 0.10% credit spread adjustment previously payable as part of the interest calculation under the AR Facility Credit Agreement, resulting in the Revolving Loans, after entry into the Third Amendment, bearing interest at a floating rate equal to the one month secured overnight funding rate (SOFR) plus 110 basis points; and (iv) adds an uncommitted accordion feature to increase, in the future, the amount of Revolving Loans available under AR Facility Credit Agreement up to an aggregate amount of $75.0 million in accordance with the terms of the AR Facility Credit Agreement.

The foregoing description of the Third Amendment is not complete and is qualified in its entirety by reference to the Third Amendment, which is included as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 above is incorporated by reference into this Item 2.03.

Item 9.01	Exhibits.

(d)    Exhibits.

EXHIBIT NUMBER	DESCRIPTION

10.1	Third Amendment to Credit and Security Agreement, dated as of August 11, 2025, by and among Columbus McKinnon Corporation, as Master Servicer and Performance Guarantor, Columbus McKinnon FinCo, LLC, as Borrower, and Wells Fargo Bank, National Association, as Lender Administrative Agent.
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

COLUMBUS McKINNON CORPORATION

By:	/s/ Gregory P. Rustowicz
Name:	Gregory P. Rustowicz
Title:	Executive Vice President - Finance and Chief Financial Officer
(Principal Financial Officer)

Dated: August 12, 2025